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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                        ---------------------------------

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): December 15, 2005

                        ---------------------------------

                  THE NATIONAL BANK OF INDIANAPOLIS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                        --------------------------------

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            Indiana                     000-21671                35-1887991
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)
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                    107 North Pennsylvania Street, Suite 700
                           Indianapolis, Indiana 46204
          (Address of Principal Executive Offices, including Zip Code)

                                 (317) 261-9000
              (Registrant's Telephone Number, Including Area Code)

                        --------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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Item 1.01.  Entry into a Material Definitive Agreement.
            ------------------------------------------

     On December 15, 2005, The National Bank of Indianapolis Corporation (the "Corporation") entered into an agreement with Morris L. Maurer, the President and Chief Executive Officer of the Corporation, and an agreement with Philip B. Roby, the Executive Vice President and Chief Operating Officer of the Corporation. Attached hereto and incorporated herein by reference as Exhibit
10.06 and Exhibit 10.07 is a copy of the Agreement for Messrs. Maurer and Roby, respectively. The Agreements for Messrs. Maurer and Roby are referred to collectively as the "Agreement."

     The term of Agreement is from December 15, 2005 until the date the executive's employment with the Corporation is terminated or the executive's 65th birthday. Under the terms of the Agreement, the executive will receive severance pay if his employment is terminated by the Corporation for any reason other than cause, disability, retirement, resignation, or death of the executive. The executive will also receive severance pay if he elects to terminate his employment for "good reason." If the executive is entitled to receive severance pay, he will receive through the date of termination his salary, a pro-rata portion of his annual bonus for the fiscal year in which the termination occurs, and accrued vacation time. He also will receive an amount equal to two times his highest annual rate of base salary during the 12-month period immediately prior to termination, two times his most recent bonus amount prior to termination, and two times the highest amount shown in the "all other compensation" column of the summary compensation table set forth in the Corporation's proxy statement most recently filed with the Securities and Exchange Commission. The Corporation also will maintain in full force and effect for the benefit of the executive each employee welfare benefit plan and pension plan in which the executive participated immediately prior to termination (unless an essentially equivalent plan is provided by a subsequent employer). The Corporation also will provide the executive with two additional years of service credit under all nonqualified retirement plans and excess benefit plans in which the executive participated immediately prior to his termination. Under the terms of the Agreement, the executive generally will be subject to a confidentiality requirement and a two-year non-solicitation and covenant-not-to-compete following termination of employment.

     If a "change of control" has occurred and the Corporation terminates the executive's employment for any reason other than cause during the 12-month period immediately following the change in control, or the executive elects to terminate his employment during the 90-day period immediately following the change in control for any reason other than disability or death, the executive will receive 2.99 times his "base amount" and an additional "gross-up" payment if this amount is subject to an excise tax under the Internal Revenue Code. The "gross-up" payment will be made so that after payment by the executive of all taxes the executive will retain an amount of the gross-up payment equal to the excise tax imposed on any payments received.

     On December 15, 2005, the Board of Directors of the Corporation also adopted The National Bank of Indianapolis Corporation Executives' Deferred Compensation Plan (the "Plan"), a copy of which is attached hereto as Exhibit
10.08. Mr. Maurer and Mr. Roby are the only two executives currently eligible to participate in the Plan. The effective date of the Plan is January 1, 2005. Under the terms of the Plan, participants may defer up to 50% of total cash compensation, and the Corporation will match 50% of the executive's deferral. The Plan is unfunded and accruals and earnings on the deferrals will be recorded as a liability on the Corporation's financial statements. The Plan will be administered by the Compensation Committee of the Board of Directors. Earnings will accrue interest at a rate equal to the interest rate on 10-year Treasury securities for the 12-month period ended on September 30 of the year prior to the plan year to which the earnings rate will apply, plus 150 basis points. The Corporation may also make additional matching contribution in any amount as may be determined by the Committee in its sole discretion. In addition, the Committee may make supplemental contributions. Matching and supplemental contributions under the plan will vest upon the first to occur of the following events: five years of service, the participant attaining age 62, the death of the participant, the total and permanent disability of the participatn, or the date on which there is a change of control of the Corporation.

     Under applicable law, Mr. Maurer and Mr. Roby are not able to make any deferrals for 2005; accordingly, no matching contributions will be made for 2005. However, on December 15, 2005, the Compensation Committee awarded Mr. Maurer $37,200 and Mr. Roby $32,850 as supplemental contributions under the Plan for 2005.

Item 9.01.  Financial Statements and Exhibits.
            ----------------------------------

         (c)        Exhibits

         10.06 Employment Agreement between The National Bank of Indianapolis Corporation and Morris L. Maurer

         10.07 Employment Agreement between The National Bank of Indianapolis Corporation and Philip B. Roby

         10.08 The National Bank of Indianapolis Corporation Executive's Deferred Compensation Plan

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  December 21, 2005

                                                  THE NATIONAL BANK OF
                                                  INDIANAPOLIS CORPORATION

                                                  By: /s/ Debra L. Ross
                                                      -------------------------
                                                      Debra L. Ross
                                                      Chief Financial Officer








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                                INDEX TO EXHIBITS



   Exhibit No.                        Description
   -----------                        -----------

     10.06 Employment Agreement between The National Bank of Indianapolis Corporation and Morris L. Maurer

     10.07 Employment Agreement between The National Bank of Indianapolis Corporation and Philip B. Roby

     10.08 The National Bank of Indianapolis Corporation Executive's Deferred Compensation Plan